UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 2, 2014

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

1-905	PPL Electric Utilities Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-0959590

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

and

Section 8 - Other Events

Item 8.01 Other Events

On June 2, 2014, PPL Electric Utilities Corporation ("PPL Electric" or the "Company") entered into an underwriting agreement (the "Underwriting Agreement") with Citigroup Global Markets Inc., RBC Capital Markets, LLC, RBS Securities Inc. and UBS Securities LLC, as representatives of the several underwriters (the "Underwriters"), relating to the offering and sale by PPL Electric of $300 million of 4.125% First Mortgage Bonds due 2044 (the "Bonds").

The Bonds were issued on June 5, 2014, under PPL Electric's Indenture (the "2001 Indenture"), dated as of August 1, 2001, to The Bank of New York Mellon, as trustee, as previously supplemented and as supplemented by Supplemental Indenture No. 16 thereto (the "Supplemental Indenture"), dated as of June 1, 2014 (collectively, the "Indenture").  The Bonds will be secured by the lien of the Indenture, which creates a lien on substantially all of PPL Electric's distribution properties and certain of its transmission properties, subject to certain exceptions and exclusions, as described therein.

The Bonds are due June 15, 2044, subject to early redemption.  PPL Electric will use the net proceeds from the sale of the Bonds for capital expenditures, to repay short term indebtedness and for other general corporate purposes.

The Bonds were offered and sold under PPL Electric's Registration Statement on Form S-3 on file with the Securities and Exchange Commission (Registration No. 333-180410-03).

A copy of the Underwriting Agreement is attached as Exhibit 1(a) to this report and incorporated herein by reference.  The Supplemental Indenture and Officer's Certificate are filed with this report as Exhibits 4(a) and 4(b), respectively.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

1(a)	-
Underwriting Agreement, dated June 2, 2014 among PPL Electric Utilities Corporation and Citigroup Global Markets Inc., RBC Capital Markets, LLC, RBS Securities Inc. and UBS Securities LLC, as representatives of the several underwriters named therein.

4(a)	-	Supplemental Indenture No. 16, dated as of June 1, 2014, of PPL Electric Utilities Corporation to The Bank of New York Mellon, as Trustee.
4(b)	-	Officer's Certificate, dated June 5, 2014, pursuant to Section 201 and 301 of the Indenture.
5(a)	-	Opinion of Frederick C. Paine, Senior Counsel of PPL Services Corporation
5(b)	-	Opinion of Pillsbury Winthrop Shaw Pittman LLC
23(a)	-	Consent of Frederick C. Paine, Senior Counsel of PPL Services Corporation (included as part of Exhibit 5(a)).
23(b)	-	Consent of Pillsbury Winthrop Shaw Pittman LLP (included as part of Exhibit 5(b)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Vincent Sorgi
Vincent Sorgi Vice President and Controller

PPL ELECTRIC UTILITIES CORPORATION

By:	/s/ Dennis A. Urban, Jr.
Dennis A. Urban, Jr. Controller

Dated:  June 5, 2014